IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re: UNIT CORPoration, et al., Debtors.[1]	§ § § § § §	Case No. 20-32740 (DRJ) (Chapter 11) (Jointly Administered) Related to Dkt. No. 340
NOTICE OF (I) ENTRY OF ORDER
APPROVING THE DEBTORS’ DISCLOSURE
STATEMENT ON A FINAL BASIS AND CONFIRMING
THE DEBTORS’ AMENDED JOINT CHAPTER 11 PLAN
OF REORGANIZATION, (II) OCCURRENCE OF THE EFFECTIVE
DATE, AND (III) ADMINISTRATIVE EXPENSE CLAIMS BAR DATE
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PLEASE TAKE NOTICE that on August 6, 2020, the Honorable David Jones, Chief United States Bankruptcy Judge for the United States Bankruptcy Court for the Southern District of Texas (the “Court”), entered the order [Docket No. 340] (the “Confirmation Order”) confirming the Debtors’ Amended Joint Chapter 11 Plan of Reorganization [Docket No. 320] (as amended, modified, or supplemented, the “Plan”).2
PLEASE TAKE FURTHER NOTICE that the Effective Date of the Plan occurred on September 3, 2020.
PLEASE TAKE FURTHER NOTICE that copies of Confirmation Order and the Plan, as well as other documents filed in the Chapter 11 Cases, can be found on the docket of the Chapter 11 Cases and can also be downloaded free of charge from the website of the Debtors’ noticing and claims agent, Prime Clerk LLC, at https://cases.primeclerk.com/UnitCorporation/.
PLEASE TAKE FURTHER NOTICE that the Court has approved certain discharge, release, exculpation, injunction, and related provisions in Article IX of the Plan.
PLEASE TAKE FURTHER NOTICE that the Plan and Confirmation Order, and the provisions thereof, are binding on the Debtors, the Reorganized Debtors, any Holder of a Claim against or Interest in the Debtors and such Holder’s respective successors, assigns, and
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1 The Debtors in these Chapter 11 Cases and the last four digits of their respective federal tax identification numbers are: 8200 Unit Drive, L.L.C. (1376); Unit Corporation (3193); Unit Drilling Colombia, L.L.C. (1087); Unit Drilling Company (5145); Unit Drilling USA Colombia, L.L.C. (0882); and Unit Petroleum Company (5963). The location of the Debtors’ U.S. corporate headquarters and the Debtors’ service address is: 8200 South Unit Drive, Tulsa, Oklahoma 74132.
2 Unless otherwise defined in this notice, capitalized terms used in this notice shall have the meanings ascribed to them in the Plan and the Confirmation Order.

designees, whether or not the Claim or Interest of such Holder is Impaired under the Plan and whether or not such Holder or entity voted to accept the Plan.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Plan and the Confirmation Order, the deadline for filing requests for payment of Administrative Expense Claims other than Professional Fee Claims is October 5, 2020 and the deadline for filing requests for payment of Professional Fee Claims is November 2, 2020.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Plan and the Confirmation Order, the deadline to file (a) requests for payment of Cure Claims that differ from the amounts paid or proposed to be paid by the Debtors or the Reorganized Debtors to a counterparty and (b) objections to the assumption of an Executory Contract or Unexpired Lease under the Plan is October 5, 2020.
PLEASE TAKE FURTHER NOTICE that, from and after this date, if you wish to receive notice of filings in this case, you must request such notice with the clerk of the Court and serve a copy of such request for notice on counsel to the Reorganized Debtors. You must do this even if you filed such a notice prior to the Effective Date.
PLEASE TAKE FURTHER NOTICE that the Plan and the Confirmation Order contain other provisions that may affect your rights. You are encouraged to review the Plan and the Confirmation Order in their entirety.

Dated: September 3, 2020
Houston, Texas

By: /s/ Harry A. Perrin

VINSON & ELKINS LLP

Harry A. Perrin (TX 15796800)
Paul E. Heath (TX 09355050)
Matthew J. Pyeatt (TX 24086609)
1001 Fannin Street, Suite 2500
Houston, TX 77002-6760
Tel: 713.758.2222
Fax: 713.758.2346
hperrin@velaw.com; pheath@velaw.com;
mpyeatt@velaw.com

- and -

David S. Meyer (admitted pro hac vice)
Lauren R. Kanzer (admitted pro hac vice)
1114 Avenue of the Americas, 32nd Floor
New York, NY 10036
Tel: 212.237.0000
Fax: 212.237.0100
dmeyer@velaw.com; lkanzer@velaw.com

ATTORNEYS FOR THE DEBTORS AND
DEBTORS IN POSSESSION

CERTIFICATE OF SERVICE

I certify that on September 3, 2020, I caused a copy of the foregoing document to be served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas.
/s/ Matthew J. Pyeatt
One of Counsel

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